Schedule 14A Information

Proxy Statement Pursuant to Section 14 (a)

of the Securities Exchange Act of 1934

Filed by the Registrant                                                      [ X ]

Filed by a Party other than the Registrant                         [     ]

Check the appropriate box:

[    ]   Preliminary Proxy Statement

[    ]   Confidential, for use of the Commission Only (as permitted by Rule 14a-6 (e) (2))

[ X]   Definitive Proxy Statement

[    ]   Definitive Additional Materials

[    ]   Soliciting Materials Pursuant to Rule 14a-12

NorthQuest Capital Fund, Inc.

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[ X ]  No Fee required.

[     ]  Fee computed on table below per Exchange Act Rules 14a-6 (i) (1) and 0-11.

(1)

Title of each class of securities to which transaction applies:

(2)

Aggregate number of securities to which transaction applies:

(3)

Per unit price or other underlying value of transaction computed pursuant to

Exchange Act Rule 0-11:

(4)

Proposed maximum aggregate value of transaction:

(5)

Total Fee Paid:

[    ]   Fee paid previously with preliminary materials.

[    ]   Check Box if any part of the fee is offset as provided by Exchange Act

          Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number,

          or the Form or Schedule and the date of its filing.

          [    ]   Amount Previously Paid:

          [    ]   Form, Schedule or Registration Statement No.:

          [    ]   Filing Party:

          [    ]   Date Filed:

It is anticipated that definitive materials will be released to security holders on or around April 27, 2012.

i

Notice of Annual Meeting

and

Proxy Statement

2012

NORTHQUEST CAPITAL FUND, INC.

NORTHQUEST CAPITAL FUND, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JUNE 16, 2012

AND

PROXY STATEMENT

Dear Shareholder:

NOTICE IS HEREBY GIVEN that the Annual Meeting of NorthQuest Capital Fund shareholders will be held at 16 Rimwood Lane, Colts Neck, New Jersey, 07722 on June 16, 2012 at 9:00 AM for the following purposes.

1)

To elect five (5) directors to serve until the next Annual Meeting of Shareholders or until their          successors are elected and qualified.

2)

To ratify or reject the selection of Sanville & Company, Certified Public Accountants, as independent public accountants to audit and certify financial statements of the Fund for the fiscal year ending December 31, 2012.

3)

To transact such other business as may properly come before the meeting or any general adjournments thereof.

The Board of Directors has fixed the close of business April 26, 2012 as the record date for determination of the shareholders entitled to notice of and to vote at the meeting.

YOUR VOTE IS IMPORTANT

PLEASE FILL IN, SIGN & RETURN THE ENCLOSED PROXY IF                                                                                                                                                                                                                                                                   YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON

PROMPT RETURN OF YOUR PROXY WILL BE APPRECIATED

By order of the Board of Directors,

Peter J. Lencki

President

Colts Neck, New Jersey

April 26, 2012

The Fund’s Privacy Policies and Practices

The U.S. Securities and Exchange Commission has adopted a ruling regarding the “Privacy of Consumer Financial Information” known as ‘Regulation S-P’. This regulation states that financial institutions, such as your Fund, must provide Fund shareholders with this notice of the Fund’s privacy policies and practices on an annual basis. Below, you will find details about the NorthQuest Capital Fund, Inc. privacy policy and practices.

Information We Collect – Our account application forms contain names, addresses, phone numbers, W9 status, and social security or tax identification (“ID”) numbers for regular accounts. Our IRA account application forms also contain birth date and beneficiary information. Of course, we also keep record of all securities transactions such as your account balances and transaction histories.

Our Disclosure Statement – The Fund only discloses personal information about you either while you are a shareholder or if you have left the Fund as required by law. And, since we handle client securities transactions internally, the number of employees that even see your information is limited. However, mutual funds cannot be IRA trustees. We use Delaware Charter Guarantee & Trust Company, conducting business as Principal Trust Company, to provide this service which requires that we disclose our IRA shareholders’ names, social security or tax ID numbers, addresses, birth dates, beneficiary information, tax withholding data, and securities transaction information. In this regard, Principal Trust Company sends a Privacy Notice annually, as required by law, to our IRA shareholders about how it handles their personal information.

Fund shareholders may call 1-800-698-5261 if they have any questions about the Fund’s privacy policies and practices.

Board Approved

PROXY STATEMENT

NORTHQUEST CAPITAL FUND, INC.

16 Rimwood Lane, Colts Neck, NJ 07722

1-800-698-5261

April 26, 2012

Enclosed herewith is notice of an Annual Meeting of Shareholders of NorthQuest Capital Fund (the “Fund”) and a proxy form solicited by the Board of Directors of the Fund.

The proxy may be revoked at any time before it is exercised either by mail notice to the Fund or through re-submittal at a later date.  Please place your instructions on the enclosed one, then sign, date and return it.  All costs of soliciting this proxy will be borne by your Fund.  You may also vote in person at the meeting that would override all your previously filed proxies.

The Fund has one class of capital stock of the Fund, having equal voting rights. On April 26, 2012, the date of record, there were 201,022 shares outstanding, held by 112 shareholders entitled to notice of and to vote at the meeting.  In all matters, each share has one vote per share and fractional shares will have an equivalent fractional vote.

A quorum must exist to hold an annual meeting.  It requires that more than fifty percent of the outstanding shares are present or represented by proxy.  Abstentions and broker accounts that do not vote are considered as being present with negative votes.  Sixty-seven percent of the votes’ cast or 50% of the outstanding shares, whichever is less, will pass any proposal presented.

PROPOSAL #1: ELECTION OF DIRECTORS

Five (5) nominees listed below have consented to serve as directors, if elected, until the next Annual Meeting of Shareholders or until their successors are elected and qualified.  All officers of the Fund are also presented in the following table.

                    Interested Directors & Officers

Name, Address* and Age	Position in the Fund	Term of Office Length of Time Served	Principal Occupation Past 5 Yrs	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Peter J. Lencki ** 57	President Treasurer Director	1 Year Term 10 Years	Portfolio Manager NorthQuest Capital Fund, Inc. Colts Neck, NJ	One	None

Michael W. Sommerhalter ** 25	Director	1 Year Term 3 Year	Financial Analyst Bank of America Banking Charlotte, NC	One	None

           Other Officers

Mary E. Lencki ** 54	Secretary	1 Year Term 10 Years	Registered Nurse Brighton Gardens Assisted Living Middletown, NJ	One	None

Name, Address* and Age	Position in the Fund	Term of Office Length of Time Served	Principal Occupation Past 5 Yrs	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

                   Independent Directors

Robert S. Keesser 50	Lead Director	1 Year Term 10 Years	Dist. Sales Mgr. Genuine Parts Co. Tool division Atlanta, GA	One	None

John G. Padovano 63	Director	1 Year Term 10 Years	President Rand Diversified, LLC Displays & packaging Edison, NJ	One	None

Charles G. Camarata 67	Director	1 Year Term New ***	Private Investor	One	None

*     Address for each of the Directors is 16 Rimwood Lane, Colts Neck, NJ  07722.

**   Directors and officers of the Fund are considered “interested persons”, as defined in the Investment   Company Company Act of 1940.  Mary and Peter Lencki are “interested persons” because they are affiliated with the Investment Adviser and also have a “family relationship”. Michael Sommerhalter married Sara Lencki, daughter of Mary and Peter Lencki, in March 2012. Michael Sommerhalter became an “interested person” in March 2012 as per “family relationship” to Peter Lencki.

***  Charles G. Camarata was elected by the Board of Directors  in February 2012.  Mr. Camarata has agreed to serve as a director if elected by shareholders at the Annual Meeting.

Shareholders have one vote for each share they own for each of five directors of their choice.  All proxies returned to the Fund, except those specifically marked to withhold authority will be cast for the nominees listed above.  A majority of the votes cast, when a quorum is present, will elect each director.  All nominees, except Mr. Camarata, stood for election last year and were overwhelmingly elected. Mr. Camarata is a new nominee.

BOARD MEETINGS & DIRECTOR DUTIES

Meetings:  There were five Board of Directors meetings in 2011 and two meetings so far in 2012.

Director Duties:  The Board of Directors select the officers to run the Fund, propose all changes in operating procedures where approval of a majority of the Independent directors is required, pass on the Fund’s auditor on a yearly basis and monitor Fund activities to insure to the best of their collective abilities that Fund Officers are meeting Fund commitments to their shareholders, the U.S. Securities and Exchange Commission, Internal Revenue Service and Blue Sky arrangements with the various states where the Fund offers its shares.

FUND HOLDINGS OF THE OFFICERS AND DIRECTORS

Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Interested Directors & Officers
Peter J. Lencki	$100,001. - $500,000.	None
Mary E. Lencki	$ 10,001. - $ 50,000.	None
Michael W. Sommerhalter	$ 001. - $ 10,000.	None

Independent Directors
Robert S. Keesser	$ 50,001. - $100,000.	None
John G. Padovano	$ 50,001. - $100,000.	None
Charles W. Camarata	$ 001. - $ 10,000.	None

REMUNERATION OF DIRECTORS & OFFICERS

The Fund paid a payment of $150 to each of the directors for the fiscal year ended December 31, 2011. Peter Lencki does not receive director’s fees since he receives benefit from the investment advisory fees payable to Emerald Research Corporation.

Name of Director	Aggregate Compensation from Fund in 2011	Pension Benefits from Fund in 2011	Total Compensation from Fund in 2011

Independent Directors
Robert S. Keesser	$150.00	$0.00	$150.00
John G. Padovano	$150.00	$0.00	$150.00
Michael W. Sommerhalter	$150.00	$0.00	$150.00

Interested Director
Peter J. Lencki	$0.00	$0.00	$0.00

                                                                  BROKERAGE

The Fund requires all brokers to effect transactions in portfolio securities in such a manner as to get prompt execution of orders at the most favorable price.  Where consistent with best price and execution, and in light of its limited resources, the Fund will deal with primary market makers in placing over-the-counter portfolio orders.  The Fund places all orders for purchase and sale of its securities through its President who is answerable to the Board of Directors.  The President may select brokers who, in addition to meeting the primary requirements of execution and price, have furnished statistical or other factual information and services, which, in the opinion of management, are helpful or necessary to the Fund's normal operations.  Those services may include economic or industry studies, security analysis & reports, sales literature and statistical services furnished either directly to the Fund or to the Adviser.  No effort is made in any given circumstance to determine the value of these services or the amount they might have reduced Adviser expenses.

                                                                    Other than as set forth above, the Fund has no fixed policy, formula, method or criteria used in allocating brokerage business to brokers furnishing these materials and services.  In its most recently completed year, 2011, the Fund paid $134 in brokerage commission. The Board of Directors evaluates and reviews annually the reasonableness of brokerage commissions paid.

PROPOSAL #2: RATIFICATION OR REJECTION OF SELECTION OF AUDITORS

Your Board of Directors recommends, subject to shareholder approval, Sanville & Company (“S&C”), Certified Public Accountants to audit and certify financial statements of the Fund for the year 2012.  S&C performed the Fund’s 2011 audit in a timely, professional and cost-effective manner.

Audit Fees:  The annual audit fee charged for the 2011 audit by S&C was $8,400.

All Other Fees:  The Fund paid $1000 to Sanville & Company in 2011 to prepare the Fund’s

                            2010 tax returns.

Financial Information System Design and Implementation Fees:  None

The Board of Directors has adopted procedures to pre-approve the types of professional services for which the Fund may retain such auditors.  As part of the approval process, the Board of Directors considers whether the performance of each professional service is likely to affect the independence of S&C.  Neither S&C nor any of its partners have any direct or material indirect financial interest in the Fund.  S&C will prepare the Fund’s 2011 Federal and State tax returns.  A representative of Sanville & Co. will not be present at the meeting unless requested by a shareholder (either in writing or by telephone) in advance of the meeting.  Such requests should be directed to the Secretary of the Fund.

      BENEFICIAL OWNERSHIP IN THE FUND

As of the Record Date, the Directors and Officers of the Fund as a group beneficially own 13.2% of the Fund’s outstanding shares. As of the Record Date, shareholders on record who own 5% or more of outstanding shares of the Fund are as follows:

Name	Address	Percentage Beneficial Ownership
Peter J. Lencki	Colts Neck, NJ	5.8%

Rene and Shaun Lencki	Jupiter, FL	33.9%

Margaret M. Lencki	Egg Harbor Twp, NJ	7.3%

Cathleen M. Padovano	East Hanover, NJ	5.4%

Delores M. Wright	Somerset, NJ	13.0%

                                                       SHAREHOLDER PROPOSALS

Your Fund tentatively expects to hold its next annual shareholder meeting in June 2013.  Shareholder proposals may be presented at that meeting provided they are received by the Fund not later than January 4, 2013 in accordance with Rule 14a-8 under the Securities & Exchange Act of 1934 that sets forth certain requirements.

                                                                 OTHER MATTERS

The Board of Directors knows of no matters to be presented at the meeting other than those mentioned above. Should other business come before the meeting, proxies will be voted in accordance with the view of the Board of Directors.

*   *   *   *   *   *   *   *   *   *   *   *   *   *   *   *   *   *   *   *   *   *   *   *   *

PROXY - SOLICITED BY THE BOARD OF DIRECTORS

NORTHQUEST CAPITAL FUND, INC.

ANNUAL MEETING OF SHAREHOLDERS

JUNE 16, 2012

The Annual Meeting of NORTHQUEST CAPITAL FUND shareholders will be held June 16, 2012 at 16 Rimwood Lane, Colts Neck, NJ at 9:00 A.M.  The undersigned hereby appoints Peter J. Lencki and/or Michael W. Sommerhalter as proxies to represent and to vote all shares of the undersigned at the annual meeting of shareholders and all adjournments thereof, with all powers the undersigned would possess if personally present, upon the matters specified below.

    SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED:    IF NO DIRECTION

    IS INDICATED AS TO A PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL.  THE

    PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPER-

    LY COME BEFORE THE MEETING.

The Board of Directors recommends that you vote FOR on all items.

1. Election of Directors

       ___

      l___l     FOR all nominees except as marked to the contrary below.

       ___

      l___l     WITHHOLD AUTHORITY to vote for all nominees.

     Instructions: To withhold authority to vote for nominees, strike a line through his/their name(s)

     in the following list.

                                          Charles G. Camarata              John G. Padovano

                                          Robert S. Keesser                  Michael W. Sommerhalter

                                          Peter J. Lencki

2. Proposal to ratify or reject the selection of Sanville & Co. by the Board of Directors as independent public accountants to audit and certify financial statements of the Fund for the fiscal year ending December 31, 2012.

                      ___                                       ___                                          ___

                     l___l   FOR                            l___l   AGAINST                        l___l   ABSTAIN

3. To transact such other business as may properly come before the meeting or any general adjournments thereof.

Please mark, date, sign, & return the proxy promptly.  For joint accounts, both parties should sign.

Dated ___________________, 2012

                                                                                      _________________________

                                                                                               Shareholder's Signature

                                                                                                                   _________________________

                                                                                               Shareholder’s Signature

        Please review your address

        and note corrections below